UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2013 hhgregg, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-33600

Delaware	20-8819207
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
4151 East 96th Street
Indianapolis, Indiana 46240
(Address of principal executive offices, including zip code)
(317) 848-8710
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
On August 1, 2013, hhgregg, Inc. (the “Company” or “hhgregg”) issued a press release announcing its results for the three months ended June 30, 2013. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.
The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02(e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 15, 2013, the Board of Directors of hhgregg approved a new Non-Qualified Deferred Compensation Plan (the “Plan”), in compliance with the provisions of Section 409A of the Internal Revenue Code, effective July 1, 2013. The Plan is intended to replace the Company's existing Non-Qualified Deferred Compensation Plan (the “NQDCP”). The purpose of the new Plan is to encourage selected key managerial employees to maintain their employment with the Company by providing retirement benefits, pre-retirement death benefits for their survivors, and in-service and education funding mechanisms. The Plan is designed to allow certain executives and officers the ability to contribute pre-tax up to 80% of their base salary and 100% of their annual performance bonus with no limits on contributions. The Company may elect to make a discretionary credit to the participant's account each Plan year. The Plan is intended to be competitive with plans offered by other large retailers and public companies.
In conjunction with the adoption of the Plan, the NQDCP was amended effective February 27, 2013, so that future contributions are no longer required, and the NQDCP was frozen. At the Company's discretion, under the NQDCP, an interest credit of 3.25% was applied on April 1, 2013 to the participant accounts. Additionally, the Company may continue to make interest contributions to the NQDCP in the future at its discretion. Additionally, participants of the NQDCP which are ineligible for the new Plan received a one-time Company contribution to the NQDCP of 10% of their account balance. Whether a participant's employment is active or terminated, vesting and distribution will remain subject to the terms and conditions of the NQDCP.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release of hhgregg, Inc. dated August 1, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

hhgregg, Inc.

Date: August 1, 2013	By:	/s/ Jeremy J. Aguilar
Jeremy J. Aguilar
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release of hhgregg, Inc. dated August 1, 2013